EXHIBIT 99.2

On July 9, 2015, Ashford Hospitality Prime, Inc. ("Ashford Prime" or the "Company") completed the acquisition of the Bardessono Inn & Spa in Napa Valley, California. The fair value of the net assets acquired at the time of the acquisition was approximately $83 million. The Company has not finalized the purchase price allocation related to the assets acquired. The unaudited pro forma financial information has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the acquisition and related transactions occurred on the date indicated or what may result in the future.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of March 31, 2015
(in thousands, except share amounts)

	Ashford Prime Consolidated Historical (A)	Yountville Investors, LLC(B)	Adjustments(C)		Ashford Prime Consolidated Pro Forma
Assets
Cash and cash equivalents	$109,203	$2,906	$62,808	(C)(i)	$95,595
			3,104	(C)(ii)
			(83,000)	(C)(iii)
			574	(C)(iv)
Marketable securities	61,912	—	—		61,912
Total cash, cash equivalents and marketable securities	171,115	2,906	(16,514)		157,507
Investment in hotel properties, net	984,953	39,956	83,000	(C)(iii)	1,107,909
Restricted cash	27,457	—	—		27,457
Accounts receivable, net of allowance	13,418	102	—		13,520
Inventories	673	186	—		859
Note receivable	8,098	—	—		8,098
Deferred costs, net	5,028	—	—		5,028
Prepaid expenses	3,782	411	—		4,193
Derivative assets	11	—	—		11
Other assets	1,965	1,159	(264)	(C)(v)	2,860
Intangible asset, net	2,520	—	—		2,520
Due from related party, net	742	—	—		742
Due from third-party hotel managers	6,070	—	—		6,070
Total assets	$1,225,832	$44,720	$66,222		$1,336,774
Liabilities and Equity
Liabilities:
Indebtedness	$764,341	$67,162	(67,162)	(C)(vi)	$764,341
Accounts payable and accrued expenses	30,250	8,988	(4,416)	(C)(vii)	34,822
Dividends payable	1,389	—	—		1,389
Unfavorable management contract liabilities	277	—	—		277
Due to Ashford Trust OP, net	335	—	—		335
Due to Ashford Inc.	2,819	—	—		2,819
Due to third-party hotel managers	860	—	—		860
Intangible liability, net	3,725	—	—		3,725
Liabilities associated with marketable securities and other	10,450	—	—		10,450
Deferred rent	—	3,177	(3,177)	(C)(viii)	—
Other liabilities	1,109	502	—		1,611
Total liabilities	$815,555	$79,829	$(74,755)		$820,629
Redeemable noncontrolling interests in operating partnership	142,179	—	—		142,179
Series A cumulative convertible preferred stock, $.01 par value, 0 shares outstanding at March 31, 2015, 2,600,000 shares issued and outstanding as adjusted	—	—	62,808	(C)(i)	62,808
Equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 25,393,433 shares issued, 24,054,913 shares outstanding at March 31, 2015; 25,593,433 issued and 24,254,913 shares outstanding as adjusted	254	—	2	(C)(ii)	256
Additional paid-in capital	390,610	(35,109)	3,102	(C)(ii)	433,668
			574	(C)(iv)
			(264)	(C)(v)
			67,162	(C)(vi)
			4,416	(C)(vii)
			3,177	(C)(viii)
Accumulated deficit	(95,056)	—	—		(95,056)
Treasury stock, at cost (1,338,520 shares at March 31, 2015)	(23,102)	—	—		(23,102)
Total stockholders’ equity of the Company	272,706	(35,109)	78,169		315,766
Noncontrolling interest in consolidated entities	(4,608)	—	—		(4,608)
Total equity	268,098	(35,109)	78,169		311,158
Total liabilities and equity	$1,225,832	$44,720	$66,222		$1,336,774

See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(A)
Represents the historical consolidated balance sheet of Ashford Prime as of March 31, 2015, as reported in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015, filed on May 11, 2015.

(B)	Represents the historical balance sheet of Yountville Investors, LLC as of March 31, 2015, as included in Exhibit 99.1 of this Current Report on Form 8-K.

(C)
Represents adjustments for Ashford Prime’s equity offering and purchase of the Bardessono Inn & Spa as of March 31, 2015, which include; (i) the net proceeds received from the offering of 2.6 million shares of Ashford Prime Series A cumulative convertible preferred stock; (ii) the proceeds received from the offering of 200,000 shares of Ashford Prime common stock; (iii) the cash consideration to be paid for the acquisition of the Bardessono Inn & Spa, net of $2 million of key money from Ashford Inc.; (iv) cash consideration received for the negative net working capital assumed from the acquisition of the Bardessono Inn & Spa; (v) the removal of deferred costs that would not have any fair value assigned upon acquisition; (vi) the elimination of indebtedness not assumed from the acquisition of the Bardessono Inn & Spa; (vii) the elimination of accrued interest not assumed from the acquisition of the Bardessono Inn & Spa; and (viii) the removal of deferred rent that would not have any fair value assigned upon acquisition of the Bardessono Inn & Spa.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2015
(in thousands, except share and per share amounts)

	Ashford Prime Consolidated Historical (A)	Yountville Investors, LLC(B)	Adjustments (C)		Ashford Prime Consolidated Pro Forma
Revenue
Rooms	$54,497	$2,164	$—		$56,661
Food and beverage	20,230	754	—		20,984
Other	3,022	339	—		3,361
Total hotel revenue	77,749	3,257	—		81,006
Other	40	—	—		40
Total revenue	77,789	3,257	—		81,046
Expenses
Hotel operating expenses:
Rooms	12,978	643	—		13,621
Food and beverage	13,069	814	—		13,883
Other expenses	20,924	1,509	—		22,433
Management fees	3,104	106	(8)	(C)(i)	3,202
Total hotel operating expenses	50,075	3,072	(8)		53,139
Property taxes, insurance and other	4,595	222	—		4,817
Depreciation and amortization	10,517	514	426	(C)(ii)	11,457
Advisory services fee	3,220	—	—		3,220
Corporate general and administrative	1,123	—	—		1,123
Total operating expenses	69,530	3,808	418		73,756
Operating income (loss)	8,259	(551)	(418)		7,290
Interest income	4	—	—		4
Other income	139	—	—		139
Other expense	—	(292)	292	(C)(iii)	—
Interest expense and amortization of premiums and loan costs	(9,583)	(1,350)	1,350	(C)(iv)	(9,583)
Write-off of loan costs and exit fees	(54)	—	—		(54)
Unrealized gain on marketable securities	1,323	—	—		1,323
Unrealized loss on derivatives	(32)	—	—		(32)
Income (loss) before income taxes	56	(2,193)	1,224		(913)
Income tax expense	(481)	—	(33)	(C)(v)	(514)
Net income (loss)	(425)	(2,193)	1,191		(1,427)
Loss from consolidated entities attributable to noncontrolling interests	147	—	—		147
Net loss attributable to redeemable noncontrolling interests in operating partnership	72	—	259	(C)(vi)	331
Net income (loss) attributable to the Company	(206)	(2,193)	1,450		(949)
Preferred dividends	—	—	(894)	(C)(vii)	(894)
Net income (loss) available to common stockholders	$(206)	$(2,193)	$556		$(1,843)
Loss per share – basic and diluted:
Loss attributable to common stockholders	$(0.01)				$(0.04)
Weighted average common shares outstanding—basic and diluted	24,070		200	(C)(viii)	24,270
Dividends declared per common share	$0.05				$0.05
Amounts attributable to common stockholders:
Net loss attributable to the Company	$(206)	$(2,193)	$1,450		$(949)
Preferred dividends	—	—	(894)	(C)(vii)	(894)
Net income (loss) attributable to common stockholders	$(206)	$(2,193)	$556		$(1,843)

See accompanying notes.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2014
(in thousands, except share and per share amounts)

	Ashford Prime Consolidated Historical (A)	Yountville Investors, LLC(B)	Adjustments (C)		Ashford Prime Consolidated Pro Forma
Revenue
Rooms	$226,495	$12,189	$—		$238,684
Food and beverage	67,854	3,548	—		71,402
Other	12,844	1,540	—		14,384
Total hotel revenue	307,193	17,277	—		324,470
Other	115	—	—		115
Total revenue	307,308	17,277	—		324,585
Expenses
Hotel operating expenses:
Rooms	51,636	2,737	—		54,373
Food and beverage	44,297	3,422	—		47,719
Other expenses	80,593	5,778	—		86,371
Management fees	12,525	533	(15)	(C)(i)	13,043
Total hotel operating expenses	189,051	12,470	(15)		201,506
Property taxes, insurance and other	16,174	675	—		16,849
Depreciation and amortization	40,686	2,575	1,183	(C)(ii)	44,444
Advisory services fee	12,534	—	—		12,534
Transaction costs	1,871	—	—		1,871
Corporate general and administrative	3,242	—	—		3,242
Total operating expenses	263,558	15,720	1,168		280,446
Operating income (loss)	43,750	1,557	(1,168)		44,139
Interest income	27	—	—		27
Other expense	—	(235)	235	(C)(iii)	—
Interest expense and amortization of premiums and loan costs	(39,031)	(5,853)	5,853	(C)(iv)	(39,031)
Unrealized loss on derivatives	(111)	—	—		(111)
Income (loss) before income taxes	4,635	(4,531)	4,920		5,024
Income tax expense	(1,097)	—	(174)	(C)(v)	(1,271)
Net income (loss)	3,538	(4,531)	4,746		3,753
Income from consolidated entities attributable to noncontrolling interests	(1,103)	—	—		(1,103)
Net income attributable to redeemable noncontrolling interests in operating partnership	(496)	—	(190)	(C)(vi)	(686)
Net income (loss) attributable to the Company	1,939	(4,531)	4,556		1,964
Preferred dividends	—	—	(3,575)	(C)(vii)	(3,575)
Net income (loss) available to common stockholders	$1,939	$(4,531)	$981		$(1,611)
Income per share – basic:
Net income attributable to common stockholders	$0.08				$0.08
Weighted average common shares outstanding—basic	24,473		200	(C)(viii)	24,673
Income per share – diluted:
Net income attributable to common stockholders	$0.07				$0.07
Weighted average common shares outstanding—diluted	33,325		3,639	(C)(viii)	36,964
Dividends declared per common share	$0.20				$0.20
Amounts attributable to common stockholders:
Net income (loss) attributable to the Company	$1,939	$(4,531)	$4,556		$1,964
Preferred dividends	—	—	(3,575)	(C)(vii)	(3,575)
Net income (loss) attributable to common stockholders	$1,939	$(4,531)	$981		$(1,611)

See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(A)
Represents the historical consolidated statement of operations of Ashford Prime for the year ended December 31, 2014, as reported in its Annual Report on Form 10-K for the year ended December 31, 2014, filed on March 2, 2015 and the historical consolidated statement of operations of Ashford Prime for the three months ended March 31, 2015, as reported in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015, filed on May 11, 2015.

(B)
Represents the historical consolidated statement of operations of Yountville Investors, LLC for the the three months ended March 31, 2015 and the year ended December 31, 2014, as included in Exhibit 99.1 of this Current Report on Form 8-K.

(C)
Represents adjustments for Ashford Prime’s purchase of the Bardessono Inn & Spa for the three months ended March 31, 2015 and the year ended December 31, 2014; which include; (i) a contractual adjustment to management fees for the difference between the historical management fee the seller was obligated to pay and the management fee Ashford Prime contracted to pay; (ii) additional depreciation expense based on Ashford Prime's new cost basis in the acquired hotel; (iii) elimination of nonrecurring transaction costs incurred by the seller associated with the sale of the hotel; (iv)the elimination of interest expense associated with indebtedness not assumed; (v) adjustment to income tax expense to reflect total income tax expense as if the consolidated group filed with the Bardessono Inn & Spa. The incremental income tax expense was calculated by multiplying the estimated taxable income of the Bardessono Inn & Spa by Ashford Prime's effective tax rate which was 36.5% for the three months ended March 31, 2015 and 36.6% for the year ended December 31, 2014; (vi) adjustment to (income) loss attributable to redeemable noncontrolling interests in operating partnership for the incremental operating results of the Bardessono Inn & Spa based on ownership interests of 25.86% for the three months ended March 31, 2015 and 25.88% for the year ended December 31, 2014; (vii) adjustment for preferred dividends; and (viii) adjustment to basic weighted average shares outstanding for the three months ended March 31, 2015 and year ended December 31, 2014 for the issuance of 200,000 shares of Ashford Prime common stock and adjustment to diluted weighted average shares outstanding for the year ended December 31, 2014 for the issuance of 200,000 shares of Ashford Prime common stock and the assumed conversion of 2.6 million shares Ashford Prime Series A cumulative convertible preferred stock into 3.4 million shares of Ashford Prime common stock. For the three months ended March 31, 2015, there was no pro forma adjustment for the assumed conversion of the Ashford Prime Series A cumulative convertible preferred stock as the effect would have been anti-dilutive.